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                                                                    EXHIBIT 99.1


                         DOCKET MANAGEMENT COMMENT FORM

    DOCKET: CMS-1502-P-REVISIONS TO PAYMENT POLICIES UNDER THE PHYSICIAN FEE
                        SCHEDULE FOR CALENDAR YEAR 2006

                        TEMPORARY COMMENT NUMBER: 25160

SUBMITTER: Patti Hoffman                            DATE: 9/30/05

ORGANIZATION: American HomePatient, Inc.

CATEGORY: Other Health Care Provider


ISSUE AREAS/COMMENTS

GENERAL
See Attachment regarding Payment for Inhalation Drugs and Dispensing Fee.

ATTACHMENTS
CMS-1502-P-T25160-Attach-1.doc





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                              FILE CODE CMS-1502-P
                    COMMENTS FROM AMERICAN HOMEPATIENT, INC.


On August 8, 2005, the Centers for Medicare & Medicaid Services ("CMS") published a proposed rule in the Federal Register entitled "Medicare Program; Revisions to Payment Policies Under the Physician Fee Schedule for Calendar Year 2006." In the Notice of Proposed Rule Making (NPRM), CMS requested comments on the services and costs associated with the provision of inhalation drug therapies in an effort to determine an appropriate fee for 2006.

American HomePatient, Inc. (OTC: AHOM), one of the nation's largest home health care providers, has chosen to provide comments to CMS responding directly to their request for comments on services and costs associated with the provision of inhalation drugs. As stated last year in comments to CMS, the Company remains concerned that without an adequate dispensing fee to offset the drastic cuts in reimbursement for the drugs, many beneficiaries would be faced with an access problem "because few suppliers, if any, will be able to afford to provide these drugs at what will amount to a substantial financial loss."

Alternatively, suppliers will be forced to reduce services, resulting in the rapid deterioration of the patient's condition which will require more expensive alternative treatments such as oxygen therapy or institutionalized care.

We would also like to make specific comments on the position that CMS has taken that there may be less need for certain Part B nebulized inhalation drugs when metered dose inhalers (MDIs) become eligible for coverage under the new Medicare Part D prescription plan. As we have stated in previous comments to CMS, nebulized inhalation drugs are the recognized and appropriate medical treatment for a certain set of patients with respiratory ailments, including those patients who are unable to achieve adequate concentrations of medication in the lungs because they lack the proper coordination. Those individuals who can use MDIs when they become available through Part D in 2006 will use them. However, the availability of MDIs will have no effect on those patients who require inhalation drugs via nebulizer. If the pool of beneficiaries utilizing nebulized inhalation drugs is reduced due to some switching to MDIs, supplier fixed costs will be spread out over fewer patients.


                 PAYMENT FOR INHALATION DRUGS AND DISPENSING FEE

Inhalation drug suppliers are required by state and federal regulations and laws, as well as accreditation organizations, to provide certain patient care services and/or perform certain other mandated activities. WE ARE REQUIRED to make medication supply refill telephone calls and to ask the beneficiaries if they need medication refills, to coordinate a refill delivery, and to determine if there has been a change in the drug treatment regimen.

Specifically, CHAPTER 4.26 OF THE MEDICARE PROGRAM INTEGRITY MANUAL requires suppliers to "contact the beneficiary prior to dispensing the refill. This shall be done to ensure that the



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refilled item is necessary and to confirm any changes/modifications to the order. Contact with the beneficiary or designee regarding refills should take place no sooner than 7 days prior to the delivery/shipping date."

In addition, quality enhancements for respiratory and durable medical equipment suppliers are mandated by the Medicare Prescription Drug, Improvement, and Modernization Act of 2003. In 2006, we expect the mandatory quality enhancements to be implemented. Participation in the Medicare program will be granted to only those suppliers that are in compliance with the aforementioned quality standards.

In the draft of Proposed Recommendations for Quality Standards for Suppliers of Durable Medical Equipment, Prosthetics, Orthotics, Supplies (DMEPOS) and Other Items and Services dated September 26, 2005, suppliers are required to "[p]eriodically review the service plan and incorporate any necessary revisions. The treating physician shall be contacted to discuss: changes in the beneficiary's clinical condition; proposed changes in the service plan that affect the prescribed equipment or services; and identification of new beneficiary problems and needs or recurrence of previously resolved problems and needs." Mandated refill calls provide the opportunity for regularly scheduled follow-up with the beneficiary to help meet this quality standard.

Refill services and activities are a mandated and necessary component of delivering inhalation drugs that is not separately reimbursed and the related costs must be covered by the dispensing fee. Since a reduction in the dispensing fee cannot be offset by a reduction in these mandated services, providers will be forced to exit the business if there is not an adequate dispensing fee.

The 2005 monthly dispensing fee of $57 per patient - despite the number of prescriptions filled during that period - is well below our actual costs of $75.34 to provide inhalation drug therapy, excluding the cost of medications. At the very least, we believe the monthly dispensing fee level for 2006 should remain at the 2005 level with an added annual increase amounting to the annual percentage of increase in the U.S. Consumer Price Index.

SPECIFIC SERVICES PROVIDED WITHIN THE SCOPE OF A DISPENSING FEE

CMS is soliciting comments on what services appropriately fall within the scope of a dispensing fee. At a minimum the following services are necessary to ensure that Medicare beneficiaries obtain the optimum therapeutic benefit from their inhalation drug therapy.

   ORDER INTAKE

      -  Local center services include:

         o  Receipt of patient demographics from referral source

         o  Receipt of physician information from referral source

         o  Notification of central pharmacy re: medication order

         o  Verification of patient information

         o  Verification of secondary insurance information



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         o  Patient set-up in service center computerized MIS

         o  Patient assessment: clinical and home

         o Discuss patient's deductible and/or co-payments with patient/caregiver

      -  Pharmacy services include:

         o  Receipt of verbal or written (FAX) order for nebulized medications

         o Physician contacted for verification of demographic information and license number if incomplete or if clarification is needed

         o  Independent database contacted for physician UPIN number

         o  Patient set-up in pharmacy computerized MIS


   COMPOUNDING/DISPENSING/ASSESSMENT

      -  Compounding services include:

         o Validation, and regular revalidation, of the compounding process to assure sterility and potency to beyond-use date of the compounded inhalation medication

         o  Sterility and dose potency testing of compounded doses

         o Specialized training and testing of pharmacists and pharmacy technicians

         o  Annual staff competency reevaluation and testing

         o  Environmental monitoring and testing (some weekly, some monthly)

      -  Pharmacy assessment (initial and on-going)

         o Obtaining information on other medications that the patient may be self-administering

         o Assurance that inhalation medications are compatible with other medications the patient is taking

         o Determining other diagnoses and co-morbidities that the patient may be subject to

         o Assuring that the inhalation medications aren't contraindicated for those secondary diagnoses

         o Communicating recommendations based on the above to prevent drug interaction or drug disease interaction

         o  Making patient aware that pharmacy consulting services are available

         o  Assessing side effects from the prescribed medication

         o  Assessing patient's dexterity

      -  Dispensing

         o Prescription review and verification of qualifying diagnosis (for the ordered medication); dose size and strength; daily dosing frequency ("SIG"); length of therapy

         o  Preparation of dispensing label

         o  Counting and packaging unit doses of medication

         o  Pharmacist verification of dose count

         o Pharmacist verification of five "Rs" - right patient, right drug, right dose, right time (SIG), right route of administration

         o Pharmacist verification and "wet-ink" initialing of prescription label

         o Assessing and communicating to the patient when recalls or packaging changes occur (e.g., Dey Labs ipratropium packaging changes this year)


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   DELIVERY/SETUP/PATIENT EDUCATION

   -  Delivery

      o  Packaging and handling of prescriptions for delivery

      o  Delivery staff

      o  Obtaining and documenting proof of delivery

      o  After hours/on-call medication delivery

      o  Coordinate and deliver first dose of medications

      o  Delivery costs: next day air, second day air, company vehicle

   -  Set-up

      o Completing patient documentation including medical information release forms, HIPAA instruction and compliance forms, certification of patient and/or caregiver training and instruction

   -  Patient education - written and verbal

      o Instruction of patient and/or caregiver on implementation of drug treatment regimen, anticipated therapeutic outcome, and potential side-effects

      o Instruction of patient and/or caregiver on proper infection control in the home

      o Instruction of patient and/or caregiver on safe handling and storage of medications

      o  Instruction of patient and/or caregiver on emergency preparedness

      o  After hours/on-call in-home visit to conduct patient education

      o  Patient charts

   REFILL SERVICES AS REQUIRED BY CHAPTER 4.26 OF THE MEDICARE PROGRAM INTEGRITY MANUAL

   -  Refill calls to patients

      Note 1. Calls may not be made sooner than approximately 7 days prior to the delivery/shipping date

      Note 2. Refills may not be shipped to patient any sooner than approximately 5 days prior to the end of usage for the current product

      o Determine number of doses consumed since last dispensing and number of doses remaining

      o  Confirm any changes/modifications to the order

   -  Follow-up

      o Contact physician if medication regime has changed or patient determined to be non-compliant

      o  Handle changes in physician orders and new prescriptions

      o Check for changes in clinical conditions that should be reported to the physician

      o  Prepare periodic reports to the physician

      o Assess patient's retained knowledge of medication administration and purpose of therapy

      o Assess patient's retained knowledge of safety and infection control procedures

      o Deal with beneficiary change of address, disconnected telephone, change of secondary insurer, illness requiring re-hospitalization, and death


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   QUALITY ASSURANCE/ACCREDITATION/LICENSING/REGULATORY COMPLIANCE

      -  Quality assurance

         o Periodic validation of all service delivery and record keeping systems

         o  Employee training

         o  Periodic validation of employee competency

         o  Complaint investigation

         o Compliance monitoring and auditing of company service and support systems

         o  Customer satisfaction

         o  Performance Improvement Plan

         o  Facility management

         o  Audits

      -  Accreditation

         o  Activities/costs related to accreditation

         o Demonstration of adherence to pharmacy operations, compounding, and sterile compounding guidelines promulgated by the United States Pharmacopeia (USP <797>)

      -  Licensing

         o Separate pharmacy licenses for nearly all states into which inhalation medications are dispensed; some states require dual licensing - as a standard retail pharmacy and as a pharmacy that prepares and dispenses sterile products

         o Separate pharmacist licenses for a number of states into which medications are dispensed

         o  DME distributor license

   MEDICARE BILLING AND ACCOUNTING ACTIVITIES

      -  Collation of all required documentation

         o  Verbal order documentation

         o  Written order documentation

         o  Patient demographics and insurance information

         o  Physician demographics and license information

         o  Delivery tickets and signed proof of delivery

         o  Proof of medical necessity

         o  Medical information releases

         o  Proof of receipt of information privacy notice

         o  Proper HCPCS coding of all items dispensed and delivered

      -  Verification of all required documentation and information

      -  Preparation of an invoice to:

         o  Medicare

         o  Secondary insurer

         o  Patient for co-payment and/or deductible

      - Computer systems for electronic batching and transmission of invoices to Medicare

      -  Submission of claim to supplemental insurance plan

      -  Printing and mailing of deductible/co-payment amount to patient


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      -  Personal financial assessment in the event waiver of co-payment is requested or required

      -  Collection follow-up with Medicare, secondary insurance and patient

      -  Posting of reimbursement receipts to individual patient accounts

      -  Management of co-payment collection hardship waivers

      -  Review of denials by reason and submission activity

      - After appropriate appeals and collection efforts, write off unpaid bills as bad debt

   OTHER DIRECT AND INDIRECT COSTS AND EXPENSES

      -  Medical waste management and removal

      -  Pharmacy open 12 hours per day to reach customers in all time zones

      -  Foreign language interpreter services

      - 24-hour, 7-day per week emergency services for medication problems provided by the pharmacy

      -  Corporate oversight of quality and regulatory systems

      -  Employee benefits management

      -  Professional and business liability insurance

      -  Mileage reimbursement for field staff making home visits

      -  Telephone expenses

      -  Uniforms

      -  Rent

      -  Repairs

      -  Utilities


COSTS ASSOCIATED WITH SERVICES PROVIDED WITHIN THE SCOPE OF A DISPENSING FEE

---------------------------------------------------------------------------------
SERVICE CATEGORY                                               ASSOCIATED COSTS*
---------------------------------------------------------------------------------
    o    Order Intake                                                $15.07
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    o    Compounding/Dispensing/Assessment                           $13.56
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    o    Delivery/Setup/Patient Education                            $20.34
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    o    Follow-up and Refill Calls                                  $ 1.51
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    o    Quality Assurance/Accreditation, etc.                       $ 1.51
---------------------------------------------------------------------------------
    o    Medicare Billing and Accounting Activities                  $ 4.52
---------------------------------------------------------------------------------
    o    Rent, Utilities, Insurance and Other Overhead               $14.11
---------------------------------------------------------------------------------
    o    Other Direct & Indirect Costs and Expenses                  $ 4.72
---------------------------------------------------------------------------------

*Note:  All associated costs are based on 120 doses per 30-day period.


RETAIL PHARMACY SERVICES VS. FULL SERVICE HOME CARE COMPANY'S PHARMACY SERVICES

We believe there is wide disparity between the services provided by a retail pharmacy that dispenses Part B inhalation drugs to walk-in Medicare beneficiaries and those services provided



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by a full service home care provider such as American HomePatient. Retail pharmacies avoid several large expenditures required of home care company pharmacies, namely, delivery/setup and patient education (since the patient or caregiver will come in to the pharmacy) and compounding (requiring costly equipment and specialized training). In addition, patient assessment is also not routinely performed in the retail setting. Following are some specific differences in the dispensing practices of a retail pharmacy compared to those of a full service home care company pharmacy:

   - Retail pharmacy intake of information for Medicare required billing paperwork or to determine if patient meets medical coverage criteria, including diagnosis code and secondary insurance information, is often incomplete.

      o Causes beneficiary to pay unnecessary amounts because correct information was not collected or processed properly up front.

   - Retail pharmacies have few or no compounding services for respiratory medications, thus saving on specialized training and costly equipment.

   - Mandatory check for medication supply remaining prior to dispensing refill is not done at retail pharmacies.

   -  Hours of operation/clinical expertise not available:

      o  Most retail pharmacies are not open 24 hours a day.

      o Those that are open 24 hours a day are unable to supply respiratory therapists to assist patients as needed to prevent hospitalizations.

   - Retail pharmacies including local branches of national chains are not routinely JCAHO accredited.

   -  Proof of delivery at the local retail level is not always obtained.


COMMENTS - SPECIFIC TO GROUND SHIPMENT VS. OVERNIGHT SHIPMENT

The pharmacist is responsible for assessing how much inhalation solution a patient is actually using. Considering this information, the pharmacist is responsible for assuring that the patient has used almost all of his/her supply on hand prior to dispensing a new supply. Medicare requires the pharmacy to call the patient no sooner than approximately 7 days and ship no sooner than approximately 5 days before the patient is scheduled to need refills. In the August 5, 2004, proposed rule, CMS states that the 5-day guideline "eliminates the need for suppliers to use overnight shipping methods and allows shipping of inhalation drugs by less expensive ground service."

   - Intended savings not realized with guidelines relaxing the restrictions on the timing of deliveries.

   -  60% of all shipments are shipped overnight.

      o Multiple calls are needed for pharmacist to reach the patient to determine actual usage. By the time the patient is reached, the need is immediate and shipment must be sent overnight.

      o  New prescriptions for patients must be shipped overnight.

   - CMS should permit pharmacies to schedule refill calls as needed in order to be ready to ship the refill order at least 7 days before the patient's medication runs out. This would allow for ground shipping in most cases, including refill dates that fall on weekends and 3-day holiday weekends.


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COMMENTS - SPECIFIC TO 30-DAY SHIPMENT VS. 90-DAY SHIPMENT

In the November 15, 2004 final rule, CMS established a 90-day dispensing fee of $80 based on its assumption that the per unit shipping costs would be reduced. Shipping a 90-day supply of medication has not been utilized for the following reasons:

   - Prescriptions for inhalation drug therapy change frequently - on average, approximately once every 2-1/2 months - which nullifies the patient's need for a 90-day supply.

   - Patients may terminate therapy due to death or other circumstances within a 90-day period with unused supplies of drugs on hand.

   - 90-day dispensing fee is inadequate to cover the total costs associated with providing inhalation drugs.
















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